Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Registration Statements (File No. 333-123183 and 333-113635) on Forms S-8 of VSB Bancorp, Inc. of our report dated February 16, 2005, and February 22, 2005 appearing in this Annual Report on Form 10-KSB of VSB Bancorp, Inc. for the year ended December 31, 2004.


                                       /s/ CROWE CHIZEK AND COMPANY LLC
                                       -----------------------------------------

Livingston, New Jersey
March 23, 2005